Exhibit 99.1

Sensus Healthcare Announces Share Repurchase Program

BOCA RATON, Fla. (March 9, 2022) – Sensus Healthcare, Inc. (Nasdaq: SRTS), a medical device company specializing in highly effective, non-invasive, minimally-invasive and cost-effective treatments for oncological and non-oncological conditions, announces that its Board of Directors has authorized a program to purchase up to $3,000,000 of shares of its Common Stock.

Commenting on this new program, Joe Sardano, chairman and chief executive officer of Sensus Healthcare, said, “With optimism about the future of Sensus, along with the business tracking toward sustained profitability, it just makes sense to invest in ourselves. Acquiring our own shares is one of the ways we plan to use our resources to continue to build shareholder value. Our financial performance, disciplined and thoughtful approach to capital allocation and expenses, and overall strength of our balance sheet give us both the confidence and the flexibility to execute this share repurchase program.”

Share repurchases under this program may be made through a variety of methods, including open-market purchases, block trades or a combination thereof. The program has no time limit and may be modified, suspended or discontinued at any time. The timing and amount of any share repurchases under this program will be determined by Sensus Healthcare’s management at its discretion based upon ongoing assessments of the capital needs of the business, the market price of Sensus’ common stock and general market conditions. Additionally, the program does not obligate Sensus to acquire any particular amount of its common stock.

About Sensus Healthcare

Sensus Healthcare, Inc. is a medical device company specializing in highly effective, non-invasive, minimally-invasive and cost-effective treatments for both oncological and non-oncological conditions. Sensus offers its proprietary low-energy X-ray technology known as superficial radiation therapy (SRT), which is the culmination of more than a decade of research and development, to treat non-melanoma skin cancers and keloids with its SRT-100™, SRT-100+™ and SRT-100 Vision™ systems. With its portfolio of innovative medical device products, Sensus provides revolutionary treatment options to enhance the quality of life of patients around the world.

For more information, visit www.sensushealthcare.com.

Forward-Looking Statements

This press release includes statements regarding Sensus that are, or may be deemed, “forward-looking statements.’’ In some cases, these statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” “potential” or negative or other variations of those terms or comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements involve risks and uncertainties because they relate to events, developments, and circumstances relating to Sensus, its industry, and/or general economic or other conditions that may or may not occur in the future or may occur on longer or shorter timelines or to a greater or lesser degree than anticipated. Although Sensus believes that it has a reasonable basis for each forward-looking statement contained in this press release, forward-looking statements are not guarantees of future performance, and actual results of operations, financial condition and liquidity, and the development of the industry in which Sensus operates may differ materially from the forward looking statements contained in this press release, as a result of the following factors, among others: the continuation and severity of the COVID-19 pandemic, including its impact on sales and marketing; Sensus’s ability to achieve profitability; its ability to obtain and maintain the intellectual property needed to adequately protect its products, and its ability to avoid infringing or otherwise violating the intellectual property rights of third parties; the level and availability of government and/or third party payor reimbursement for clinical procedures using Sensus’s products, and the willingness of healthcare providers to purchase its products if the level of reimbursement declines; the regulatory requirements applicable to Sensus and its competitors; its ability to efficiently manage its manufacturing processes and costs; the risks arising from its international operations; legislation, regulation, or other governmental action , that affects Sensus’s products, taxes, international trade regulation, or other aspects of its business; concentration of its customers in the U.S. and China, including the concentration of sales to one particular customer in the U.S.; and other risks described from time to time in Sensus’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

In addition, even if future events, developments, and circumstances are consistent with the forward-looking statements contained in this press release, they may not be predictive of results or developments in future periods. Any forward-looking statements in this press release speak only as of the date of such statement, and Sensus undertakes no obligation to update such statements to reflect events or circumstances after the date of this press release, except as may be required by applicable law. You should read carefully the “Introductory Note Regarding Forward-Looking Information” and the factors described in the “Risk Factors” section of Sensus’s periodic reports filed with the Securities and Exchange Commission to better understand the risks and uncertainties inherent in its business.

Contact:

LHA Investor Relations

Kim Sutton Golodetz

212-838-3777

kgolodetz@lhai.com

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